CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Donald F.  Crumrine,  Director,  Chairman  of the Board and Chief  Executive
Officer of F&C/Claymore Preferred Securities Income Fund Incorporated (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:    JULY 30, 2003           /S/ DONALD F. CRUMRINE
     ---------------------       --------------------------------------------
                                 Donald F. Crumrine, Director, Chairman of the
                                 Board and Chief Executive Officer
                                 (principal executive officer)


I, Peter C. Stimes, Chief Financial and Accounting Officer, Vice President, Treasurer and Assistant Secretary of F&C/Claymore Preferred Securities Income Fund Incorporated (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:    JULY 30, 2003          /S/ PETER C. STIMES
     --------------------       ------------------------------------------------
                                Peter C. Stimes, Chief Financial and Accounting
                                Officer, Vice President, Treasurer & Assistant

                                Secretary
                                (principal financial officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.